Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF INCOME

	Three months ended December 31,		Year ended December 31,
	2006	2005	2006	2005
	(unaudited; dollars and units in millions, except per unit amounts)
Operating revenue	$1,663.4	$2,084.5	$6,509.0	$6,476.9
Operating expenses
Cost of natural gas	1,406.9	1,880.9	5,506.1	5,763.3
Operating and administrative	108.5	89.6	364.8	326.8
Power	29.3	21.6	107.6	74.8
Depreciation and amortization	33.6	34.3	135.1	138.2
Gain on sale of assets	—	(18.1)	—	(18.1)
	1,578.3	2,008.3	6,113.6	6,285.0
Operating income	85.1	76.2	395.4	191.9
Interest expense	(26.5)	(28.1)	(110.5)	(107.7)
Other income	1.1	1.6	8.5	5.0
Net income	$59.7	$49.7	$293.4	$89.2
Net income allocable to common and i-units	$51.7	$43.1	$262.3	$65.7
Net income per common and i-unit (basic and diluted)	$0.67	$0.68	$3.74	$1.06
Weighted average units outstanding	77.4	63.6	70.2	62.1

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2006	2005
	(unaudited; in millions)
Cash provided by operating activities
Net income	$293.4	$89.2
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	135.1	138.2
Derivative fair value (gains) losses	(64.4)	58.4
Environmental liabilities	(1.4)	(0.5)
Gain on sale of asset	—	(18.1)
Inventory market price adjustments	17.7	––
Cash paid for settlement of interest rate derivatives	(10.2)	––
Other	9.7	(0.3)
Changes in operating assets and liabilities, net of cash acquired:
Receivables, trade and other	(37.0)	(38.0)
Due from General Partner and affiliates	(10.4)	(12.4)
Accrued receivables	98.8	(237.1)
Inventory	1.1	(57.5)
Current and long-term other assets	(2.7)	(2.2)
Due to General Partner and affiliates	10.1	2.6
Accounts payable and other	0.5	42.2
Accrued purchases	(121.1)	295.3
Interest payable	4.4	8.8
Property and other taxes payable	(2.0)	(1.5)
Net cash provided by operating activities	321.6	267.1
Cash used in investing activities
Additions to property, plant and equipment	(864.4)	(344.8)
Changes in construction payables	30.4	2.8
Asset acquisitions, net of cash acquired	(33.3)	(186.4)
Proceeds from sale of assets	0.2	105.4
Settlement of natural gas collars	—	(16.3)
Other	0.1	2.2
Net cash used in investing activities	(867.0)	(437.1)
Cash provided by financing activities
Proceeds from unit issuances, net	509.6	268.6
Distributions to partners	(227.4)	(210.6)
Repayments of Credit Facilities, net	—	(175.0)
Net issuances of commercial paper	111.4	330.0
Proceeds from issuance of senior notes, net of issue costs	297.6	—
Repayments on affiliate loan	(20.0)	—
Repayments of First Mortgage Notes	(31.0)	(31.0)
Other	—	(0.5)
Net cash provided by financing activities	640.2	181.5
Net increase in cash and cash equivalents	94.8	11.5
Cash and cash equivalents at beginning of year	89.8	78.3
Cash and cash equivalents at end of year	$184.6	$89.8

ENBRIDGE ENERGY PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2006	2005
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$184.6	$89.8
Receivables, trade and other, net of allowance for doubtful accounts of $2.4 in 2006 and $4.5 in 2005	146.7	109.7
Due from General Partner and affiliates	30.5	20.1
Accrued receivables	516.5	615.3
Inventory	117.1	138.9
Other current assets	13.9	11.5
	1,009.3	985.3
Property, plant and equipment, net	3,824.9	3,080.0
Other assets, net	32.5	22.2
Goodwill	265.7	258.2
Intangibles, net	91.4	82.7
	$5,223.8	$4,428.4
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$22.6	$12.5
Accounts payable and other	207.7	247.9
Accrued purchases	525.6	646.7
Interest payable	11.4	11.4
Property and other taxes payable	18.6	21.8
Loans from General Partner and affiliates	136.2	––
Current maturities of long-term debt	31.0	31.0
	953.1	971.3
Long-term debt	2,066.1	1,682.9
Environmental liabilities	3.3	4.8
Loans from General Partner and affiliates	—	151.8
Other long-term liabilities	149.4	253.8
	3,171.9	3,064.6
Commitments and contingencies

Partners’ capital
Class A common units (Units issued—49,938,834 in 2006 and 2005)	1,147.0	1,142.4
Class B common units (Units issued—3,912,750 in 2006 and 2005)	68.0	67.2
Class C units (Units issued—11,070,152 in 2006)	511.0	—
i-units (Units issued—12,674,148 in 2006 and 11,704,948 in 2005)	467.7	421.7
General Partner	47.8	34.6
Accumulated other comprehensive loss	(189.6)	(302.1)
	2,051.9	1,363.8
	$5,223.8	$4,428.4

NET INCOME PER COMMON AND i-UNIT

We compute net income per limited partner unit by dividing net income, after deducting our allocation to the General Partner, by the weighted average number of our limited partner units outstanding.  The General Partner’s allocation is equal to an amount based upon its two percent general partner interest, adjusted to reflect an amount equal to its incentive distributions and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed on formation of the Partnership.  We have no dilutive securities outstanding, therefore basic and diluted earnings per unit amounts are equal.  Net income per limited partner unit was determined as follows:

	Three months ended December 31,		Year ended December 31,
	2006	2005	2006	2005
	(unaudited; dollars and units in millions, except per unit amounts)
Net income	$59.7	$49.7	$293.4	$89.2
Allocations to the General Partner:
Net income allocated to General Partner	(1.2)	(1.0)	(5.9)	(1.8)
Incentive distributions earned	(6.8)	(5.6)	(25.1)	(21.6)
Historical cost depreciation adjustments	—	—	(0.1)	(0.1)
	(8.0)	(6.6)	(31.1)	(23.5)
Net income allocable to limited partner units	$51.7	$43.1	$262.3	$65.7
Weighted average units outstanding	77.4	63.6	70.2	62.1
Net income per limited partner unit (basic and diluted)	$0.67	$0.68	$3.74	$1.06

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments: Liquids, Natural Gas and Marketing.

The following table presents certain financial information relating to our business segments:

	As of and for the three months ended December 31, 2006
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$138.1	$1,319.0	$775.9	$—	$2,233.0
Less: Intersegment revenue	—	529.4	40.2	—	569.6
Operating revenue	138.1	789.6	735.7	—	1,663.4
Cost of natural gas	—	684.2	722.7	—	1,406.9
Operating and administrative	41.6	64.8	1.7	0.4	108.5
Power	29.3	—	—	—	29.3
Depreciation and amortization	16.3	17.1	0.2	––	33.6
Gain on sale of assets	—	—	—	—	—
Operating income	50.9	23.5	11.1	(0.4)	85.1
Interest expense	—	—	—	(26.5)	(26.5)
Other income	—	—	—	1.1	1.1
Net income	$50.9	$23.5	$11.1	$(25.8)	$59.7
Capital expenditures (excluding acquisitions)	$135.6	$210.1	$0.1	$4.3	$350.1

(1)             Corporate consists of interest expense, interest income, and certain other costs such as franchise taxes, which are not allocated to the other business segments.

	As of and for the three months ended December 31, 2005
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$114.9	$1,765.0	$1,225.7	$—	$3,105.6
Less: Intersegment revenue	—	957.7	63.4	—	1,021.1
Operating revenue	114.9	807.3	1,162.3	—	2,084.5
Cost of natural gas	—	718.8	1,162.1	—	1,880.9
Operating and administrative	38.7	48.7	1.0	1.2	89.6
Power	21.6	—	—	—	21.6
Depreciation and amortization	18.1	16.1	0.1	—	34.3
Gain on sale of assets	—	(18.1)	––	—	(18.1)
Operating income	36.5	41.8	(0.9)	(1.2)	76.2
Interest expense	—	—	—	(28.1)	(28.1)
Other income	—	—	—	1.6	1.6
Net income	$36.5	$41.8	$(0.9)	$(27.7)	$49.7
Capital expenditures (excluding acquisitions)	$25.0	$57.3	$0.2	$0.4	$82.9

(1)             Corporate consists of interest expense, interest income, and certain other costs such as franchise taxes, which are not allocated to the other business segments.

	As of and for the Year Ended December 31, 2006
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$512.8	$5,404.1	$3,182.3	$—	$9,099.2
Less: Intersegment revenue	—	2,383.4	206.8	—	2,590.2
Operating revenue	512.8	3,020.7	2,975.5	—	6,509.0
Cost of natural gas	—	2,592.6	2,913.5	—	5,506.1
Operating and administrative	141.3	215.4	5.4	2.7	364.8
Power	107.6	—	—	—	107.6
Depreciation and amortization	64.1	70.3	0.5	0.2	135.1
Gain on sale of assets	—	—	—	—	—
Operating income	199.8	142.4	56.1	(2.9)	395.4
Interest expense	—	—	—	(110.5)	(110.5)
Other income	—	—	—	8.5	8.5
Net income	$199.8	$142.4	$56.1	$(104.9)	$293.4
Total assets	$1,816.4	$2,797.3	$366.9	$243.2	$5,223.8
Capital expenditures (excluding acquisitions)	$237.2	$614.8	$1.9	$10.5	$864.4

(1)             Corporate consists of interest expense, interest income, and certain other costs such as franchise taxes, which are not allocated to the other business segments.

	As of and for the Year Ended December 31, 2005
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$418.0	$4,945.1	$3,884.2	$—	$9,247.3
Less: Intersegment revenue	—	2,593.0	177.4	—	2,770.4
Operating revenue	418.0	2,352.1	3,706.8	—	6,476.9
Cost of natural gas	—	2,018.7	3,744.6	—	5,763.3
Operating and administrative	144.2	175.0	4.1	3.5	326.8
Power	74.8	—	—	—	74.8
Depreciation and amortization	71.7	66.0	0.5	—	138.2
Gain on sale of assets	—	(18.1)	––	—	(18.1)
Operating income	127.3	110.5	(42.4)	(3.5)	191.9
Interest expense	—	—	—	(107.7)	(107.7)
Other income	—	—	—	5.0	5.0
Net income	$127.3	$110.5	$(42.4)	$(106.2)	$89.2
Total assets	$1,664.0	$2,145.9	$512.3	$106.2	$4,428.4
Capital expenditures (excluding acquisitions)	$77.0	$263.8	$0.2	$3.8	$344.8

(1)             Corporate consists of interest expense, interest income, and certain other costs such as franchise taxes, which are not allocated to the other business segments.